GOODWILL (Narrative) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019		Dec. 31, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill impairment loss	$ 12,292	[1]
Accumulated impairment loss	$ 19,400		$ 7,100

[1]	As a result of the circumstances described in note 9 the company recorded a goodwill impairment in the total amount of US$ 12.3 million in connection with two reporting units (both units related to Road track operations, see Note 3). One reporting unit within the Telematics services and the other reporting unit within the Telematics product's segments. The impairment was based on valuation performed by the management using the assistance of a third party appraiser in accordance with the income approach. The significant assumptions used for the assessment were discount rate of 14.9% and a long-term growth rate of 0.5%.